UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                   July 29, 2005

                               Atrion Corporation
             (Exact name of registrant as specified in its charter)

Delaware                              0-10763                         63-0821819
(State or other jurisdiction        (Commission                    (IRS Employer
of incorporation)                   File Number)             Identification No.)


One Allentown Parkway, Allen, Texas                                        75002
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code                (972) 390-9800


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

     On July 29, 2005, Atrion Corporation issued a press release announcing its financial results for the quarter ended June 30, 2005. A copy of such release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. As such, the information contained herein shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01:  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
   No.           Description

   99.1          Press Release dated July 29, 2005 issued by Atrion Corporation.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              ATRION CORPORATION



                                                     By: /s/  Emile A. Battat
                                                         -----------------------
                                                    Its: Chairman, President and
                                                         Chief Executive Officer

Date:  July 29, 2005

Exhibit
   No.           Description

   99.1          Press Release dated July 29, 2005 issued by Atrion Corporation.